EXHIBIT  10.24


                            ASSET PURCHASE AGREEMENT

                                TABLE OF CONTENTS


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ARTICLE  I          DEFINITIONS          1

ARTICLE  II          TERMS  OF  PURCHASE  AND  SALE          4

2.1          Sale  of  Assets          5
2.2          The  Closing          5
2.3          Purchase  Price  and  Payment          5
2.4          Closing  Documents          5

ARTICLE  III          REPRESENTATIONS  AND  WARRANTIES  OF  SELLER          6

3.1          Organization          6
3.2          Authority          7
3.3          Execution  and  Delivery          7
3.4          Binding  Agreement          7
3.5          Title  to  the  Assets          7
3.6          Outstanding  Obligations          7
3.7          Contracts          7
3.8          Intellectual  Property          7
3.9          Violation  of  Laws          8
3.10          Taxes          8
3.11          Bankruptcy          8
3.12          No  Brokers          8
3.13          No  Claims          8
3.14          Accuracy  of  Disclosures          9
3.15          Investment  Company          9
3.16          Insurance          9
3.17          No  Undisclosed  Material  Liabilities          9

ARTICLE  IV          REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASER          9

4.1          Organization          9
4.2          Execution  and  Delivery          9
4.3          Binding  Agreement          10
4.4          Litigation          10
4.5          No  Brokers          10

ARTICLE  V          COVENANTS  OF  SELLER          10

5.1          Access  to  the  Company          10
5.2          Governmental  Approvals          10
5.3          Notice  of  Changes          11
5.4          Maintain  Assets  and  Operations          11
5.5          Litigation  and  Claims          11

ARTICLE  VI          CONDITIONS  TO  PURCHASER'S  OBLIGATIONS          12

6.1          Performance  by  Seller          12
6.2          Seller's  Certificate          12
6.3          Governmental  Approvals          12
6.4          Deliveries          12
6.5          Contract  Assurances          12

ARTICLE  VII          CONDITIONS  TO  SELLER'S  OBLIGATIONS          13

7.1          Performance  by  Purchaser          13
7.2          Purchaser's  Certificate          13
7.3          Deliveries          13

ARTICLE  VIII          TERMINATION  PRIOR  TO  CLOSING          13

8.1          Termination          13
8.2          Effect  on  Obligations          13
8.3          Survival          13

ARTICLE  IX          INDEMNIFICATION          14

ARTICLE  X          MISCELLANEOUS          14

10.1          Entire  Agreement          14
10.2          Successors  and  Assigns          14
10.3          Expenses          14
10.4          Taking  of  Necessary  Action          14
10.5          Invalidity          15
10.6          Counterparts          15
10.7          Headings          15
10.8          Construction  and  References          15
10.9          Modification  and  Waiver          15
10.10          Notices          15
10.11          Public  Announcements          16
10.12          Governing  Law;  Interpretation          16
10.13          Personnel          16
10.14          Noncompetition          17
10.15          Records          17
10.16          Sublease  of  U.K.  Office          17

Exhibit  A  -          List  of  Assets
Exhibit  B  -          List  of  Assumed  Obligations
Exhibit  C  -          Deleted
Exhibit  D  -          Deleted
Exhibit  E    -          Form  of  Assignment  and  Bill  of  Sale
Exhibit  F    -          List  of  Claims
Exhibit  G    -          List  of  Insurance
Exhibit  H  -          List  of  Employees
Exhibit  I    -          Deleted
Exhibit  J  -          List  of  Encumbrances  to  be  Released  at  Closing
Exhibit  K  -          Form  of  Assumption  Agreement



                            ASSET PURCHASE AGREEMENT


     This Asset Purchase Agreement (this "Agreement") dated as of March 1, 1998, by and among SCIENTIFIC SOFTWARE-INTERCOMP, INC., a Colorado corporation ("SSI"), SSI BETHANY, INC., a Texas corporation ("SSI-Bethany") and SCIENTIFIC SOFTWARE-INTERCOMP U.K., LTD., a corporation organized under the laws of the United Kingdom ("SSI-UK") (SSI, SSI-Bethany and SSI-UK are hereinafter collectively called "Seller"), whose address for purposes of this Agreement is 633 Seventeenth Street, Suite 1600, Denver, Colorado 80202 and LICENERGY, INC., a Texas corporation ("Purchaser"), whose address is 13831 Northwest Freeway, Suite 235, Houston, Texas 77040. Seller and Purchaser are sometimes hereinafter collectively referred to as the "Parties".

                                R E C I T A L S:
                                - - - - - - - -

     A. Seller is the owner of the hereinafter described assets utilized by the Pipeline Simulation Division of SSI ("P&F Division"); and

     B. Seller desires to sell to Purchaser, and Purchaser desires to buy from Seller, such assets, all in accordance with the terms of this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained, and upon the terms and subject to the conditions hereinafter set forth, the parties do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Capitalized terms used in this Agreement shall have the meanings given to them in this Article I, unless defined elsewhere in this Agreement.

     "Accounts Payable" shall mean those accounts payable more particularly described in Part I of Exhibit B attached hereto.
                            ----------

     "Affiliate" shall mean with respect to any Person, an individual or entity that, directly or indirectly, controls, is controlled by or is under common control with such Person.
     "Applicable Employee Obligations" shall mean (i) that portion of the P&F Division's accrued employee sick leave and accrued annual leave liabilities (as described in Part II of Exhibit B attached hereto) that is attributable to those
                        ---------
employees  of  Seller  that  Purchaser elects to offer employment to pursuant to
Section 10.13 hereof, (ii) the accrued but unpaid sales commissions more particularly described in Part III of Exhibit B attached hereto, and (iii) all
                                        ---------
severance liabilities (including accrued vacation) incurred by Seller in connection with those technical employees of Seller that Purchaser elects not to offer employment to pursuant to Section 10.13 hereof.

     "Assets" shall mean all of the following described properties, rights, interests and assets:

     (a)         the software more particularly described in Part I of Exhibit A
                                                                       ---------
attached  hereto  (the  "Software");

     (b)     those contracts more particularly described in Part IIa. of Exhibit
                                                                         -------
A attached hereto and those maintenance contracts more particularly described in
Part  IIb.  of  Exhibit  A  attached  hereto  (collectively,  the  "Contracts");
                ----------

     (c) all new software and/or consulting contracts, purchase orders and maintenance agreements entered into by SSI's P&F Division between March 1, 1998 and the Closing Date (collectively, the "New Contracts");

     (d) the computers, furniture, furnishings and other personal property more particularly described in Part III of Exhibit A attached hereto (the
                                                  ---------
"Personal  Property");

     (e) all work in progress, monies, rents, revenues, fees, accounts receivable, profits, deposits, products, benefits and proceeds from or attributable to the Software, the Contracts, the New Contracts or the Personal Property including, but not limited to, those projected billed and unbilled accounts receivable more particularly described in Part IV of Exhibit A attached
                                                              ---------
hereto  (such  accounts  receivable  described  in  Part  IV  of Exhibit A being
                                                                 ---------
hereinafter called the "Accounts Receivable"), provided that there shall be specifically excluded from the Assets and Accounts Receivable and reserved by Seller (i) those accounts receivable listed on Part V of Exhibit A attached
                                                              ---------
hereto, (ii) all accounts receivable billed by Seller up through the Closing Date with respect to any Contract not identified in Part IV of Exhibit A and
                                                                   ---------
(iii) any previously billed accounts receivable that relate to the Software and that are not included in the Accounts Receivable;

     (f) all of SSI's right, title and interest in and to that certain License Agreement dated September 13, 1996, by and between SSI and Kinesix Corporation and the right to acquire all of SSI's right, title and interest in and to the license for Stanford's MINOS optimization software;

     (g) the benefit and the right to enforce all covenants, warranties, guarantees and indemnities relating to the Software, the Contracts, the New Contracts, the Personal Property or the Accounts Receivable and all security for the payment or performance thereof;
     (h)          the  Contract  Rights  and  the  Claims;

          (i)          the  Incidental  Rights;  and

     (j) each and every right, privilege and appurtenance in anywise incident or appertaining to any of the properties, rights or interest described in (a) through (h) above.

     "Assumed Obligations" shall mean the Accounts Payable, the Applicable Employee Obligations, the UPRC Obligation, the Warranty Obligations and all obligations accruing under the Contracts and the New Contracts from and after the Closing Date, to the extent such liabilities and obligations are not liabilities or obligations which Seller has agreed to pay, be responsible for or indemnify Purchaser against pursuant to the terms of this Agreement.

     "Business Day" shall mean any day other than Saturday, Sunday or other day on which federally chartered commercial banks in Houston, Texas are authorized by law to close.

     "Claims" shall mean all claims (including insurance and condemnation claims) and causes of action of Seller against others with respect to the Assets.

     "Closing"  shall have the meaning such term is given in Section 2.2 hereof.

     "Closing Date" shall have the meaning such term is given in Section 2.2 hereof.

     "Code"  shall  mean  the  Internal  Revenue  Code  of  1986,  as  amended.

     "Contract Rights" shall mean all rights, titles, interests, benefits and remedies in, to and under the Contracts and the New Contracts which under the terms of the Contracts and the New Contracts are provided or stipulated to inure to or be for the benefit of Seller, together with all other rights, titles, interests, benefits and remedies of Seller in, to and under the Contracts and the New Contracts.

     "Default" shall mean, as to any party to this Agreement, a default by such party in the performance of any of its material obligations hereunder and the continuation of such default for a period of five (5) Business Days after written notice is delivered m. Each of the parties that comprise Seller is duly qualified or licensed to do business and is in good standing as a foreign corporation in every jurisdiction in which the conduct of its business or the ownership or leasing of its Assets requires it to be so qualified or licensed.

     3.2          AUTHORITY.    Each of the parties that comprise Seller has all
                  ---------
requisite corporate power and authority to carry on its business as presently conducted, to enter into this Agreement, and to perform its obligations hereunder. The consummation of the transactions contemplated by this Agreement will not (i) violate, or be in conflict with, (a) any provision of its charter, bylaws or governing documents, or any agreement or instrument to which it is a party or by which it is bound or (b) any Law applicable to Seller or the Assets, or (ii) require the consent, authorization or approval of any third party.

     3.3     EXECUTION AND DELIVERY.  The execution, delivery and performance of
             ----------------------
this Agreement and the transactions contemplated hereunder, have been duly and validly authorized by all requisite corporate action on the part of Seller.

     3.4          BINDING  AGREEMENT.  This Agreement constitutes as of the date
                  ------------------
hereof and all documents and instruments required hereunder to be executed and delivered by Seller at Closing will constitute on the Closing Date, valid, legal and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except as such enforceability may be limited by or subject to (a) any bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) public policy.

     3.5        TITLE TO THE ASSETS.  Except for those Encumbrances disclosed on
                -------------------
Exhibit  J  hereto  that  shall  be  released  at  Closing,  Seller has good and
  --------
marketable  title  to  and  is  possessed  of  the Assets, free and clear of all
  ------
Encumbrances.
  ----

     3.6      OUTSTANDING OBLIGATIONS.  Except to the extent included within the
              -----------------------
Assumed Obligations, all rentals, fees, payments and obligations due and payable or performable on or prior to the Closing Date under or on account of the Assets have been or will be duly paid, performed or provided for prior to the Closing Date.

     3.7         CONTRACTS.  Each Contract is presently valid, subsisting and in
                 ---------
full force and effect, no default now exists thereunder, Seller has not received or given any notice of default or claimed default thereunder, and, except as disclosed on Exhibit F attached hereto, Seller has no knowledge of any existing
              ---------
event or circumstance which with notice or passage of time or both could constitute a default thereunder. The Assets are currently being operated, maintained, and marketed in compliance with all terms and provisions of the Contracts applicable thereto.

     3.8        INTELLECTUAL PROPERTY.  Seller owns, or is licensed or otherwise
                ---------------------
has the right to use, all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, copyrights and other proprietary intellectual property rights and computer programs that constitute the Software. Part I of Exhibit A attached hereto is a true and
                                         ---------
complete list of all of the Software and other intellectual property rights owned by Seller and utilized by its P&F Division. No claims are pending or, to the knowledge of Seller, threatened that Seller is infringing or otherwise adversely affecting the rights of any Person with regard to any Software. To the knowledge of Seller, no Person is infringing the rights of Seller with respect to any Software. Except for those Encumbrances disclosed on Exhibit J
                                                                       ---------
hereto that shall be released at Closing, all of the Software that is owned by Seller is owned free and clear of all Encumbrances and all Software that is licensed by Seller is licensed pursuant to valid and existing license agreements and such interests are not subject to any Encumbrances other than those under the applicable license agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss of any Software.

     3.9          VIOLATION OF LAWS.  Seller, the Assets and Seller's ownership,
                  -----------------
maintenance, operation and marketing of the Assets are not in violation of any Law applicable thereto; Seller has made, filed, obtained and/or paid all filings, reports, permits, licenses, certificates, approvals and fees required under applicable Law with respect to the Assets and Seller's ownership, maintenance, operation and marketing of the Assets; and Seller has no knowledge, and has not received any notice, of violation or claimed violation of any such Law.

     3.10       TAXES.  All ad valorem, property, sales, gross receipts, excise,
                -----
use, severance, employee, income, franchise and other taxes, as well as all assessments and other governmental charges, penalties, interest and fines, which have become due and payable prior to the Closing Date on or with respect to Seller's business, the Assets, or Seller's ownership or operation of the Assets, or which have been collected by Seller in connection with the Assets on behalf of some governmental entity, have been properly paid or provision has been made for the proper payment thereof prior to becoming delinquent; and all returns and reports with respect to such matters have been duly and timely filed.

     3.11          BANKRUPTCY.    There  are  no  bankruptcy, reorganization, or
                   ----------
arrangement proceedings pending, being contemplated by or to the actual knowledge of Seller threatened against Seller.

     3.12         NO BROKERS.  Except for the fee payable by Seller to Simmons &
                  ----------
Company, no broker or finder has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated by this Agreement, and no broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Seller.

     3.13          NO CLAIMS.  Except as shown on Exhibit F hereto, there are no
                   ---------                      ---------
claims, demands or suits, actions, proceedings or investigations pending or, to Seller's knowledge, threatened before any court or governmental agency which might result in a material impairment or loss of Seller's title to any part of the Assets or the value thereof or which might materially hinder or impede the consummation of this Agreement or the operation, maintenance or marketing of any of the Assets, and Seller shall promptly notify Purchaser of any such matters arising or threatened prior to Closing.

     3.14          ACCURACY  OF  DISCLOSURES.   All information and disclosures,
                   -------------------------
including the lists of Software, Contracts, Personal Property and Accounts Receivable, set forth in this Agreement or in any exhibits hereto or furnished by Seller to Purchaser in connection herewith are accurate and complete in all material respects.

     3.15      INVESTMENT COMPANY.  Seller (i) is not an investment company or a
               ------------------
company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended and (ii) is not subject in any respect to the provisions of said act.

     3.16     INSURANCE.  Exhibit G lists all policies of risk insurance and all
              ---------   ---------
performance bonds and other performance security held or obtained by Seller pertaining to the Assets or Seller's business relating to the Assets. Seller is not a co-insurer under any policies of insurance listed on Exhibit G, except to
                                                            ---------
the  extent  of  the amount of deductible listed on Exhibit G applicable to such
                                                    ---------
policies. No notice has been received from any insurance company that has issued a policy insuring Seller with respect to any portion of the Assets (or Seller's business relating thereto), or any board of fire underwriters (or other body exercising similar functions) claiming any defects or deficiencies, requiring the performance of any material repairs, replacements, alterations or other work or requiring any changes in Seller's operations with respect to the Assets.

     3.17      NO UNDISCLOSED MATERIAL LIABILITIES.  Seller is not a party to or
               -----------------------------------
bound by (i) any agreement, contract or commitment limiting the freedom of Seller to own, operate, sell, transfer or otherwise dispose of any Asset or to compete with any Person or in any geographic area or (ii) any agreement, contract or commitment that Seller expects, or with the exercise of reasonable business judgment would expect, to have a material adverse effect on the value of any of its Assets, other than agreements, contracts or commitments expected to result in a loss in the ordinary course of Seller's business.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser  hereby  represents  and  warrants  to  Seller  as  follows:

     4.1       ORGANIZATION.  Purchaser is a corporation duly organized, validly
               ------------
existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to carry on its business as it is now being conducted and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

     4.2     EXECUTION AND DELIVERY.  The execution, delivery and performance of
             ----------------------
this Agreement and the transactions contemplated hereunder, have been duly and validly authorized by all requisite corporate action on the part of Purchaser. The consummation of the transactions contemplated by this Agreement will not require the consent, authorization or approval of any third party.

     4.3          BINDING  AGREEMENT.  This Agreement constitutes as of the date
                  ------------------
hereof and all documents and instruments required to be executed and delivered by Purchaser at Closing will constitute on the Closing Date valid, legal and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, except as such enforceability may be limited by or subject to (a) any bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) public policy.

     4.4          LITIGATION.    There  is  no  legal, judicial, administrative,
                  ----------
governmental, arbitration or other action or proceeding or governmental investigation pending against Purchaser or, to Purchaser's knowledge, threatened against Purchaser, which seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated hereby.

     4.5          NO BROKERS.  No broker or finder has acted for or on behalf of
                  ----------
Purchaser in connection with this Agreement or the transactions contemplated by this Agreement, and no broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Purchaser.

                                    ARTICLE V

                               COVENANTS OF SELLER

     Seller  covenants  and  agrees  with  Purchaser  as  follows:

     5.1     ACCESS TO THE COMPANY.  Seller shall afford to Purchaser and to the
             ---------------------
employees, agents, lenders, investors and authorized representatives of Purchaser and to its counsel and accountants (collectively, the "Representatives"), such reasonable access to the Assets, employees, officers, offices, equipment, files, agreements, documents and books and records of the P&F Division (including, without limitation, computer programs, tapes, and other records), and the opportunity to make notes, abstracts and copies therefrom, as may be requested by Purchaser in order that Purchaser may have full opportunity to make such reasonable investigations as it shall desire with respect to the Assets in connection with the transactions contemplated hereby.

     5.2         GOVERNMENTAL APPROVALS.  Seller shall use its best efforts, and
                 ----------------------
shall cooperate with Purchaser, to obtain all permits, approvals, filings and consents necessary or required to be obtained or made for the consummation by Seller of the transactions contemplated by this Agreement under any applicable federal law or the applicable laws of any state or foreign government having jurisdiction over the transactions contemplated hereby.

     5.3          NOTICE  OF CHANGES.  Seller shall promptly inform Purchaser in
                  ------------------
writing if Seller becomes aware of any change that shall have occurred or that shall have been threatened (or any development that shall have occurred or that shall have been threatened involving a prospective change) in the financial condition, results of operations, business or Assets of the P&F Division that is or with the exercise of reasonable business judgment would be expected to have a material adverse effect on the condition of the P&F Division or the Assets, provided that such notification requirement shall not include notice of losses incurred by the P&F Division in the ordinary course of its business. Seller shall promptly inform Purchaser in writing if any representation or warranty made by Seller in this Agreement shall cease to be accurate.

     5.4     MAINTAIN ASSETS AND OPERATIONS.  During the period from the date of
             ------------------------------
this Agreement through the Closing Date, Seller shall carry on the P&F Division business in the usual, regular and ordinary course in a good and diligent manner consistent with sound business practices and in compliance with all of its contractual commitments and all applicable Laws. Seller shall use all reasonable efforts to maintain and preserve its business organization in tact, retain its present employees and consultants and maintain its relationship with suppliers, customers and others having business relations with it. Seller shall, unless otherwise consented to in writing by Purchaser, (i) maintain and keep the Assets in their present condition and working order, ordinary wear and tear and depreciation excepted, (ii) maintain in full force and effect all policies of insurance, performance bonds or other performance security covering the Assets or Seller's business relating to the Assets now maintained by Seller, (iii) preserve in full force and effect all Contracts, Contract Rights, Claims and Incidental Rights and shall not modify, terminate, compromise or release any of same, (iv) not enter into any new agreements or commitments affecting or relating to any of the Assets (including any New Contracts, but specifically excluding the renewal of any maintenance contracts described in
Part  IV  of  Exhibit A hereto which shall not require Purchaser's consent), (v)
              ---------
not bill customers under the maintenance contracts described in Part IIb. of Exhibit A attached hereto prior to the billing date specified for each such
   -------
maintenance  contract  in  the  last  column of Part IIb. of Exhibit A, (vi) not
   -                                                         ---------
reallocate  any  resources  currently dedicated to the performance of work under
   -
the Contracts, (vii) not incur, or agree to incur, any contractual obligation or liability (absolute or contingent) with respect to the Assets, except current liabilities incurred in the ordinary course of business, (viii) not encumber, sell, mortgage, release, abandon or otherwise dispose of any of the Assets, except items of personal property replaced by equivalent property or consumed in normal operations, (ix) cause all liabilities of Seller incurred with respect to or affecting the Assets to be paid in the ordinary course of business, and (x) maintain in good order and condition all files, books, records, documents and papers of Seller relating to or evidencing the Assets and continue to maintain all accounting procedures and books of account with respect to the Assets in accordance with GAAP.

     5.5       LITIGATION AND CLAIMS.  Seller shall promptly inform Purchaser in
               ---------------------
writing of any litigation, or of any claim or controversy or contingent liability of which Seller becomes aware that might reasonably be expected to become the subject of litigation, against Seller or affecting any of the Assets.

                                   ARTICLE VI

                      CONDITIONS TO PURCHASER'S OBLIGATIONS

     The obligations of Purchaser to purchase the Assets shall be subject to the satisfaction (or waiver by Purchaser) on or prior to the Closing Date of all of the following conditions:

     6.1          PERFORMANCE  BY SELLER.  The representations and warranties of
                  ----------------------
Seller set forth in this Agreement shall be true and correct at and as of the Closing Date in all material respects. Seller shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed by or complied with by Seller prior to or at Closing.

     6.2      SELLER'S CERTIFICATE.  Purchaser shall have received a certificate
              --------------------
dated as of the Closing Date, executed by a duly authorized officer of Seller, to the effect that the representations and warranties made under Article III hereof are true at and as of the Closing Date.

     6.3          GOVERNMENTAL  APPROVALS.    Purchaser  shall have received all
                  -----------------------
consents, approvals and authorizations that Purchaser may be required to obtain under applicable Law in connection with the acquisition of the Assets.

     6.4          DELIVERIES.    Seller  shall  have  delivered, or caused to be
                  ----------
delivered, to Purchaser each of the items set forth in Section 2.4(a) and (c) hereof.

     6.5     CONTRACT ASSURANCES.  Purchaser shall have received for each of the
             -------------------
Contracts (specifically excluding, however, the maintenance contracts described in Part IIb. of Exhibit A) for which Purchaser requests it, customer estoppel
                   ---------
letters or other assurances reasonably satisfactory to Purchaser to the effect that (i) the Contracts are currently effective, (ii) the customers are not aware of any outstanding material claims or material unsatisfied obligations for work completed thereunder (provided that any such letter shall expressly state that the customer in no way waives any rights or claims under the Contract as a result of its response in the letter) and (iii) the customers under such Contracts consent to the assignment thereof to Purchaser and agree to continue to comply with and honor the existing terms of the Contracts after Purchaser acquires the Assets.

                                   ARTICLE VII

                       CONDITIONS TO SELLER'S OBLIGATIONS

     The obligations of Seller to sell the Assets shall be subject to the satisfaction (or waiver by Seller) on or prior to the Closing Date of all the following conditions:

     7.1        PERFORMANCE BY PURCHASER.  The representations and warranties of
                ------------------------
Purchaser set forth in this Agreement shall be true and correct at and as of the Closing Date in all material respects. Purchaser shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed by or complied with by Purchaser prior to or at Closing.

     7.2      PURCHASER'S CERTIFICATE.  Seller shall have received a certificate
              -----------------------
dated as of the Closing Date, executed by a duly authorized officer of Purchaser, to the effect that the representations and warranties made under
Article  IV  are  true  at  and  as  of  the  Closing  Date.

     7.3          DELIVERIES.    Purchaser shall have delivered, or caused to be
                  ----------
delivered, to Seller each of the items set forth in Section 2.4(b) and (c) hereof.

                                  ARTICLE VIII

                          TERMINATION PRIOR TO CLOSING

     8.1     TERMINATION.  This Agreement may be terminated at any time prior to
             -----------
the Closing (a) by the mutual written consent of Purchaser and Seller, (b) by Purchaser in writing if Seller shall be in Default and such Default shall not have been cured or remedied, (c) by Seller in writing if Purchaser shall be in Default and such Default shall not have been cured or remedied or (d) by either Seller or Purchaser in writing, if there shall be in effect an order of a court of competent jurisdiction prohibiting the consummation of the transactions contemplated hereby.

     8.2      EFFECT ON OBLIGATIONSError! Bookmark not defined..  Termination of
              -------------------------------------------------
this Agreement pursuant to this Article shall terminate all obligations of the parties hereunder, except for the obligations under Section 10.3 hereof and except for the continuing obligations of SSI and Purchaser under the existing Confidentiality Agreement between SSI and Purchaser; provided, however, that
                                                         --------  -------
termination pursuant to clauses (b) or (c) of Section 8.1 hereof shall not relieve any Defaulting party from any liability to the other party hereto, it being expressly agreed that such other party may pursue any and all remedies it may have against the Defaulting party as a result of such Default, including an action for damages.

     8.3        SURVIVAL.  All of the representations, warranties, covenants and
                --------
indemnities of the Parties as described in this Agreement, to the extent not fully performed prior to Closing, shall survive the Closing.
                                   ARTICLE IX

                                 INDEMNIFICATION

     Seller agrees to indemnify, defend and hold Purchaser and its directors, officers, shareholders and controlling Persons harmless from and against any and all losses, liabilities, damages, costs and expenses (collectively, the "Indemnified Liabilities") that Purchaser and its directors, officers, shareholders and controlling Persons may incur or become subject to arising out of or due to (i) any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of Seller contained in this Agreement, (ii) any act or omission of Seller prior to the Closing Date or (iii) except for the Assumed Obligations, any and all claims, demands and causes of action against Seller or the Assets relating to or arising out of any facts or circumstances occurring prior to the Closing Date.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.1          ENTIRE  AGREEMENT.    This Agreement and the other agreements
                   -----------------
contemplated hereby constitute the sole understanding of the parties with respect to the matters provided for herein and supersede any previous agreements and understandings between the parties with respect to the subject matter hereof. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by Seller and Purchaser.

     10.2          SUCCESSORS  AND  ASSIGNS.    The terms and conditions of this
                   ------------------------
Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Purchaser shall have the right to assign this Agreement to any Affiliate of Purchaser. Except as permitted in the immediately preceding sentence, this Agreement may not be assigned by any party without the prior written consent of the other party hereto.

     10.3        EXPENSES.  Whether or not the transactions contemplated by this
                 --------
Agreement are consummated, other than as expressly provided for herein, each of the parties hereto shall pay the fees and expenses of its respective counsel, accountants and other experts, and all other expenses incurred by such party incident to the negotiation, preparation and execution of this Agreement and consummation of the transactions contemplated hereby.

     10.4        TAKING OF NECESSARY ACTION.  After Closing, each of the parties
                 --------------------------
hereto agrees to take or cause to be taken all action and to do or cause to be done all things reasonably requested by the other party to consummate and make effective the transactions contemplated by this Agreement. If monies are received by either party hereto which, under the terms hereof, belong to the other party, the same shall be immediately paid over to such other party. Each party shall cooperate with the other in good faith to help the other satisfy its obligations hereunder.

     10.5       INVALIDITY.  If any term or other provision of this Agreement is
                ----------
invalid, illegal, or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

     10.6          COUNTERPARTS.   This Agreement may be executed in one or more
                   ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

     10.7         HEADINGS.  The headings of the Sections and paragraphs of this
                  --------
Agreement are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof or thereof.

     10.8          CONSTRUCTION  AND  REFERENCES.  Words used in this Agreement,
                   -----------------------------
regardless of the number or gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context shall require. Unless otherwise specified, all references to this Agreement to Sections, paragraphs or clauses are deemed references to the corresponding Sections, paragraphs or clauses in this Agreement, and all references to this Agreement to Schedules are references to the corresponding Schedules attached to this Agreement.

     10.9       MODIFICATION AND WAIVER.  Any of the terms or conditions of this
                -----------------------
Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No wavier of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar).

     10.10       NOTICES.  Any notice, request, instruction or other document to
                 -------
be given hereunder by any party hereto to any other party shall be in writing and delivered personally, via telecopy (with receipt confirmed) or by registered or certified mail, postage prepaid,

     if  to  Seller,  to:          Scientific  Software-Intercomp,  Inc.
               633  Seventeenth  Street,  Suite  1600
               Denver,  Colorado  80202
               Attention:  George  Steel,  President
               Fax:  303-293-0361

     with  copies  to:          Roger  C.  Cohen
               Cohen,  Brame  &  Smith
               1700  Lincoln  Street,  Suite  1800
               Denver,  Colorado  80203
               Fax:  303-894-0475
     if  to  the  Purchaser,  to:                    LICENERGY,  Inc.
                    13831  Northwest  Freeway,  Suite  235
                    Houston,  Texas  77040
                    Attention:  Chief  Executive  Officer
                    Fax:  713-895-8383

     with  copies  to:                    Mark  K.  Boling
                    1177  West  Loop  South,  Suite  500
                    Houston,  Texas  77027
                    Fax:  713-622-3254


or at such other address for a party as shall be specified by like notice. Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agent for notices hereunder). Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail. Any notice which is sent by telecopy shall be deemed to have been duly given to the party to which it is addressed upon telephonic confirmation of the same as provided herein. A copy of any notices delivered by telecopy shall promptly be mailed in the manner herein provided to the party to which such notice was given.

     10.11        PUBLIC ANNOUNCEMENTS.  Neither Seller nor Purchaser shall make
                  --------------------
any public statements, including, without limitation, any press releases, with respect to this Agreement and the transactions contemplated hereby without the prior written consent of the other party (which consent may not be unreasonably withheld), except as may be required by law. Notwithstanding anything contained in the previous sentence to the contrary, Purchaser shall not be required to obtain Seller's prior written consent to any such public statements that are made in connection with the public stock offering of LICENERGY, A/S.

     10.12     GOVERNING LAW; INTERPRETATION.  This Agreement shall be construed
               -----------------------------
in  accordance  with  and  governed  by  the  laws  of  the  State  of  Texas.

     10.13        PERSONNEL.  As of the Closing Date, Seller shall have withheld
                  ---------
for each payment made to any of Seller's employees whose work relates to the Assets the amount of all taxes, including, but not limited to, income tax, F.I.C.A., workmen's compensation and other deductions required to be withheld and shall have paid the same over to the proper governmental authority.
Attached  hereto  as  Exhibit  H  is  a  complete  list of all persons currently
                      ----------
employed by, or under contract as a consultant for Seller's P&F Division. Purchaser may, but shall have no obligation to, offer employment to any of Seller's employees whose work relates to the Assets. Seller shall indemnify and hold Purchaser harmless from and against any and all liability arising (i) under any pension plan, welfare plan, or benefit policy or arrangement maintained or sponsored by Seller for its employees and (ii) with respect to any employees hired by Purchaser, from any claims for employee injuries or health problems occurring or commencing prior to Closing which are related to their work in connection with the Assets. Seller warrants and represents that it is not party to any collective bargaining agreement covering or relating to the employees of Seller whose work relates to the Assets.

     10.14        NONCOMPETITION.  In consideration for Purchaser's execution of
                  --------------
this Agreement, Seller agrees that neither Seller nor any Affiliate of Seller shall, for a period of five (5) years following the Closing (the "Noncompetition Period"), directly or indirectly, engage or participate in any business that is in competition in any manner whatsoever with the business that was conducted by the P&F Division (the "Competing Business"). Seller further covenants and agrees that during the Noncompetition Period Seller shall not, and shall cause its Affiliates not to, (i) directly or indirectly, on its own behalf or on behalf of other Persons, solicit, divert or appropriate or attempt to solicit, divert or appropriate, to or for a Competing Business any Person who is a customer of Seller's P&F Division, or (ii) directly or indirectly, on its own behalf or on behalf of other Persons, solicit or take away, or attempt to solicit or take away, any employees of Seller that Purchaser hires pursuant to
Section 10.13 hereof; provided, however, except for the restriction contained in
(ii) above, the restrictions contained in this Section 10.14 shall not apply to any third party that acquires all or substantially all of the remaining assets or acquires all of the stock of SSI.

     10.15       RECORDS.  All of the books, records, files, contracts and other
                 -------
documents and materials described in the definition of "Incidental Rights" that are to be transferred to Purchaser at Closing (collectively, the "Records") shall be the original copies thereof, except that Seller shall retain the original copies of its accounting records. Purchaser shall afford Seller reasonable access to the Records as requested by Seller. If Purchaser desires to dispose of any such Records, Purchaser shall so notify Seller and Seller shall have the right, at its option, to take delivery of such Records (at Seller's expense). If Seller elects not to receive such Records or fails to respond to Purchaser's notice within thirty (30) days after receipt thereof, then Purchaser may dispose of such Records within its discretion.

     10.16         SUBLEASE OF U.K. OFFICE.  Seller and Purchaser recognize that
                   -----------------------
Purchaser is interested in subleasing a portion of SSI-UK's office space to accommodate those employees of Seller that Purchaser elects to hire pursuant to
Section 10.13 hereof. Seller and Purchaser hereby agree that, so long as Seller is not prohibited from doing so, at Closing, Seller and Purchaser shall enter into a sublease agreement, in form mutually satisfactory to Seller and Purchaser, whereby Purchaser shall sublease a portion of SSI-UK's office space for a prorated rental, all as more particularly set forth in such sublease agreement.



     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed on its behalf as of the date first above written.



     SELLER:

     SCIENTIFIC    SOFTWARE-INTERCOMP,  INC.


     By:  /s/  George  Steel
          ------------------
     Name:  George  Steel
            -------------
     Title:  President/CEO
             -------------



     SSI  BETHANY,  INC.


     By:  /s/  George  Steel
          ------------------
     Name:  George  Steel
            -------------
     Title:  President/CEO
             -------------



     SCIENTIFIC    SOFTWARE-INTERCOMP  U.K.,  LTD.


     By:  /s/  George  Steel
          ------------------
     Name:  George  Steel
            -------------
     Title:  President/CEO
             -------------


     PURCHASER:

     LICENERGY,  INC.


     By:  /s/  John  Hochstein
          --------------------
     Name:  John  Hochstein
            ---------------
     Title:  President
             ---------



     LICENERGY, A/S hereby joins in the execution of this Agreement to unconditionally guarantee the performance of all obligations of LICENERGY, INC. and its Affiliates (in the event of an assignment of this Agreement to any such Affiliate) under the terms of this Agreement. In the event of a default by LICENERGY, INC. (or its Affiliate) in the performance of any such obligations, recovery may be had against LICENERGY, A/S without requiring the prosecution of the claim against LICENERGY, INC. (or its Affiliate).

     LICENERGY,  A/S


     By:  /s/  Gregers  Larnaes
          ---------------------
     Name:  Gregers  Larnaes
            ----------------
     Title:  Chairman  of  the  Board
             ------------------------


     By:  /s/  Charles  Nicholas  Keating,  Jr.
          -------------------------------------
     Name:  Charles  Nicholas  Keating,  Jr.
            --------------------------------
     Title:  Director
             --------